UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2025
Proto Labs, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On February 7, 2025, Proto Labs, Inc. (the "Company") issued a press release announcing its fourth quarter and full year 2024 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On February 7, 2025, the Company announced that its board of directors authorized the repurchase of shares of the Company's common stock from time to time on the open market or in privately negotiated purchases, at an aggregate purchase price of $100 million (the "Stock Repurchase Program").
The actual timing, manner, number, and value of shares repurchased under the Stock Repurchase Program will be determined by management at its discretion and will depend on several factors, including the market price of the Company's common stock, general market and economic conditions, applicable requirements, and other business considerations. The Stock Repurchase Program does not obligate the Company to acquire any particular amount of shares of the Company’s common stock and remains in effect until the total authorized amount is expended or until further action by the Company's board of directors.
The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

99.1	Press release of Proto Labs, Inc. dated February 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	February 7, 2025	By:	/s/ Daniel Schumacher
Daniel Schumacher
Chief Financial Officer